Exhibit 10.15

Letter Agreement

SPGX corporate letter head

December 31, 2018

Mr. John Leliever

9 Blue Horizon Crescent

Caledon Village, Ontario

L7K 0T9

905-866-896

Goldbar69@hotmail.com

Dear Mr. Leliever:

Re: Sale of Mineral Claims

This letter will confirm our numerous discussions concerning the proposed sale of the following mineral claims (the “Claims”) to you, or your nominee, from Sustainable Projects Group Inc. formerly Sustainable Petroleum Group Inc. (“Sustainable”):

Patent Properties (9 claims) Thunder Bay Mining Division

62401-0010 SRO MINING CLAIM TBI 1070 RICKABY AS IN PPA4452●, GREENSTONE

62401-0011 MRO MINING CLAIM TBI 1070 RICKABY AS IN PPA4452●, GREENSTONE

62401-0012 SRO MINING CLAIM TBI 1071 RICKABY AS IN PPA4453; GREENSTONE

62401-0013 MRO MINING CLAIM TBI 1071 RICKABY AS IN PPA4453; GREENSTONE

62401-0014 SRO MINING CLAIM TBI 1072 RICKABY ; GREENSTONE

62401-0015 MRO MINING CLAIM TBI 1072 RICKABY; GREENSTONE

62401-0016 SRO MINING CLAIM TBI 1073 RICKABY●, GREENSTONE

62401-0017 MRO MINING CLAIM TB 11073 RICKABY●, GREENSTONE

62401-0018 SRO MINING CLAIM TBI 1074 RICKABY; GREENSTONE

62401-0019 MRO MINING CLAIM TBI 1074 RICKABY; GREENSTONE

62401-0020 SRO MINING CLAIM TBI 1075 RICKABY AS IN PPA4457; GREENSTONE

62401-0021 MRO MINING CLAIM TBI 1075 RICKABY AS IN PPA4457; GREENSONE

62401-0022 SRO MINING CLAIM TB 11076 RICKABY; GREENSTONE

62401-0023 MRO MINING CLAIM TB 11076 RICKABY●, GREENSTONE

62401-0024 SRO MINING CLAIM TBI 1077 RICKABY●, GREENSTONE

62401-0025 MRO MINING CLAIM TBI 1077 RICKABY●, GREENSTONE

62401-0026 SRO MINING CLAIM TBI 1078 RICKABY AS IN PPA4460; GREENSTONE

62401-0027 MRO MINING CLAIM TBI 1078 RICKABY AS IN PPA4460●,GREENSTONE

Crown Land Claims (4 claims) Original Claim Format

Rickaby Township

3011563

4211215

3011584

Lapierre Township

4279298

Rickaby new format cell numbers. MNDM has changed the numbering format for claims in Ontario and below are the new cell numbers for the above old format claim numbers

Legacy Claim Id	Township / Area	Tenure ID	Tenure Type	Anniversary Date
3011563	RICKABY	114214	Single Cell Mining Claim	2020-10-10
3011563	RICKABY	329345	Single Cell Mining Claim	2020-10-10
3011563	RICKABY	316551	Single Cell Mining Claim	2020-10-10
3011563	RICKABY	316550	Single Cell Mining Claim	2020-10-10
3011563	RICKABY	285803	Single Cell Mining Claim	2020-10-10
3011563	RICKABY	250703	Single Cell Mining Claim	2020-10-10
3011563	RICKABY	240406	Single Cell Mining Claim	2020-10-10
3011563	RICKABY	232169	Single Cell Mining Claim	2020-10-10
3011563	RICKABY	219311	Single Cell Mining Claim	2020-10-10
3011563	RICKABY	213985	Single Cell Mining Claim	2020-10-10
3011563	RICKABY	172639	Single Cell Mining Claim	2020-10-10
3011563	RICKABY	147287	Single Cell Mining Claim	2020-10-10
3011563	RICKABY	147286	Single Cell Mining Claim	2020-10-10
3011563	RICKABY	139667	Single Cell Mining Claim	2020-10-10
3011563	RICKABY	139666	Single Cell Mining Claim	2020-10-10
3011563	RICKABY	125975	Single Cell Mining Claim	2020-10-10

3011564	RICKABY	125975	Single Cell Mining Claim	2020-10-10
3011564	RICKABY	240406	Single Cell Mining Claim	2020-10-10
3011564	RICKABY	211759	Boundary Cell Mining Claim	2020-10-10
3011564	RICKABY	192995	Boundary Cell Mining Claim	2020-10-10
4211215	RICKABY	112025	Boundary Cell Mining Claim	2020-10-10
4211215	RICKABY	240406	Single Cell Mining Claim	2020-10-10
4211215	RICKABY	211759	Boundary Cell Mining Claim	2020-10-10
4211215	RICKABY	145129	Boundary Cell Mining Claim	2020-10-10
4211215	RICKABY	139667	Single Cell Mining Claim	2020-10-10
4211215	RICKABY	139666	Single Cell Mining Claim	2020-10-10
4279298	LAPIERRE	172640	Boundary Cell Mining Claim	2019-07-15
4279298	LAPIERRE	219310	Single Cell Mining Claim	2019-07-15
4279298	LAPIERRE	219312	Single Cell Mining Claim	2019-07-15
4279298	LAPIERRE	219315	Boundary Cell Mining Claim	2019-07-15
4279298	LAPIERRE	227284	Single Cell Mining Claim	2019-07-15
4279298	LAPIERRE	256629	Single Cell Mining Claim	2019-07-15
4279298	LAPIERRE	293907	Single Cell Mining Claim	2019-07-15
4279298	LAPIERRE	306013	Single Cell Mining Claim	2019-07-15
4279298	LAPIERRE,RICKABY	125973	Single Cell Mining Claim	2019-07-15
4279298	LAPIERRE,RICKABY	172641	Boundary Cell Mining Claim	2019-07-15
4279298	LAPIERRE,RICKABY	219313	Single Cell Mining Claim	2019-07-15
4279298	LAPIERRE,RICKABY	227283	Single Cell Mining Claim	2019-07-15
4279298	RICKABY	125974	Single Cell Mining Claim	2019-07-15
4279298	RICKABY	125975	Single Cell Mining Claim	2020-10-10
4279298	RICKABY	153872	Single Cell Mining Claim	2019-07-15
4279298	RICKABY	172638	Single Cell Mining Claim	2019-07-15
4279298	RICKABY	172639	Single Cell Mining Claim	2020-10-10
4279298	RICKABY	189989	Single Cell Mining Claim	2019-07-15
4279298	RICKABY	219311	Single Cell Mining Claim	2020-10-10
4279298	RICKABY	219314	Single Cell Mining Claim	2019-07-15
4279298	RICKABY	285803	Single Cell Mining Claim	2020-10-10
4279298	RICKABY	293905	Single Cell Mining Claim	2019-07-15
4279298	RICKABY	293906	Single Cell Mining Claim	2019-07-15
4279298	RICKABY	322526	Single Cell Mining Claim	2019-07-15

(collectively, the “Claims”)

This letter agreement sets forth the terms and conditions of the proposed sale of the Claims, which when accepted by you, will form a binding agreement between the parties.

We will sell and transfer all of our right, title, and interest in the Claims to you as instructed upon delivery to us of (a) the share certificates representing an aggregate 1,052,631 shares in Sustainable (the “Shares”) and (b) the blank stock power of attorney duly signed for the transfer of the Shares in a form acceptable to our transfer agent. Delivery of the Shares and the stock power of attorney will represent full payment for the sale of the Claims.

At closing,

a. You shall deliver to us share certificates 225 and 226 representing the Shares, which we acknowledge receipt of share certificate 226 as previously delivered, and the originally signed and notarized stock power of attorney for share certificates 225 and 226.

b. Upon our receipt of the Shares and the originally signed and notarized stock power of attorney you are authorized to complete the documents for the transfer of the Claims to you as the registered agent of Sustainable in Ontario Canada (the Claim Transfers”) and you may then proceed to re-register the Claims into your name.

c. Simultaneous with the transfer of the Claims you shall cancel the 3.0% net smelter return that had been granted to you initially by Workplan Holding Inc., and which was carried forward as a condition of the acquisition of the Claims by us from Workplan Holding Inc., and such cancellation will be acknowledged and confirmed by signing this agreement.

Each of the parties hereby will be responsible for payment of their own costs, expenses and fees (including, without limitation, legal counsel and transfer fees) incurred in connection with the preparation, execution and the consummation of this letter agreement, and any required filings with any regulatory or taxing authority.

This letter agreement will be interpreted in accordance with the laws of the State of Nevada and will enure to the benefit of and be binding upon both parties and their respective heirs, successors and permitted assigns.

All parties agree to sign such further and other deeds and documents, including without limitation, the transfer documents, and to give such further and other assurances as may be necessary to fully implement this letter agreement.

If the foregoing accurately sets forth your understanding of our agreement, please sign this letter agreement where indicated below which will then form a binding agreement between us, subject only to the terms and conditions provided above in this letter agreement.

This agreement may be executed and transmitted by electronic means and will be binding on the parties.

Yours truly,

SUSTAINABLE PROJECTS GROUP INC.

Per:	/s/ Stefan Muehlbauer
Stefan Muehlbauer
Chief Executive Officer

ACCEPTED AND AGREED TO THIS 31st DAY OF December, 2018:

/s/ John Leliever
John Leliever